AMENDEDMENT TO CONSENT AND WAIVER

OF HOLDERS OF SERIES C CONVERTIBLE PREFERRED STOCK AND
SERIES E CONVERTIBLE PREFERRED STOCK
OF NOVELOS THERAPEUTICS, INC.

JULY 21, 2010

1.            The undersigned are (i) holders (the “Series E Holders”) of the outstanding shares of Series E Convertible Preferred Stock, par value $.00001 per share (the “Series E Preferred Stock”) of Novelos Therapeutics, Inc. (the “Corporation”), including the Requisite Holders (as defined in the Certificate of Designations, Preferences and Rights of the Series E Preferred Stock (the “Series E Certificate of Designations”)) and (ii) holders (the “Series C Holders” and, together with the Series E Holders, the “Holders”) of the outstanding shares of Series C 8% Cumulative Convertible Preferred Stock, par value $.00001 per share (the “Series C Preferred Stock”) of the Corporation.

2.            The undersigned have previously consented to the Company’s consummation of a public offering and sale (the “Transaction”) of certain shares of its common stock, par value $.00001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”) pursuant to a Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock of Novelos Therapeutics, Inc. effective as of July 6, 2010 (the “Consent and Waiver”).

3.            The undersigned conditioned their consent on the receipt of certain warrants to purchase shares of Common Stock, par value $.00001 per share, of the Corporation (the “Common stock”), and now desire to modify the terms of such consent as set forth herein.

4.            Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Consent and Waiver.

NOW THEREFORE, the parties hereto agree as follows:

1.           Amendment.

(a)          Paragraph 3 of the Consent and Wavier is hereby amended and restated so that it reads in its entirety as follows:

“3.           Incentive Warrants.  In consideration for the consents, waivers and covenants of the Holders contained herein, if the Transaction is consummated and in consideration for the foregoing, the Corporation shall issue to each Holder, not later than the 3rd Trading Day following the consummation of the Transaction, a warrant, substantially in the form attached as Exhibit A hereto (collectively, the “Incentive Warrants”), to purchase a number of shares of Common Stock equal to the product of (i) such Holder’s Pro Rata Share and (ii) the number of shares of Common Stock issuable upon exercise of the warrants issued to the purchasers in the Transaction, each such warrant to expire on the fifth anniversary of the date of issuance and to have an exercise price equal to 150% of the price per unit sold in the Transaction.

Each Holder’s “Pro Rata Share” shall be a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of such Holder’s Series C Preferred Stock or Series E Preferred Stock, as applicable, as of June 30, 2010, and the denominator of which is the number of shares of Common Stock issuable upon conversion of all outstanding Series C Preferred Stock and Series E Preferred Stock as of June 30, 2010.

“Trading Day” shall mean a day on which quotations are published on the OTC Bulletin Board.”

(b)         Exhibit A to the Consent and Waiver is hereby removed and replaced by Exhibit A attached hereto.

2.           Consent and Waiver In Force.  Except as expressly modified herein, the Consent and Waiver remains in full force and effect.

3.           Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by any party against any other party concerning this Consent and Waiver shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS CONSENT AND WAIVER AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE CORPORATION AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party(ies) its reasonable attorney’s fees and costs. In the event that any provision of this Consent and Waiver or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

4.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.  Counterpart signature pages to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF the undersigned have executed this Amendment as of the date first above written.

SERIES E HOLDERS:

XMARK OPPORTUNITY FUND, LTD.	CADUCEUS CAPITAL MASTER FUND
XMARK OPPORTUNITY FUND, L.P.	LIMITED
XMARK JV INVESTMENT	CADUCEUS CAPITAL II, L.P.
PARTNERS, LLC	UBS EUCALYPTUS FUND, L.L.C.
PW EUCALYPTUS FUND, LTD.
SUMMER STREET LIFE SCIENCES HEDGE FUND INVESTORS LLC

By:	/s/ Mitchell D. Kaye	By:
Name: Mitchell D. Kaye		Name: Samuel D. Isaly
Title: Authorized Signatory		Title: Managing Partner, Orbimed Advisors
Address: 90 Grove Street		Address: c/o OrbiMed Advisors LLC
Ridgefield, CT 06877		767 Third Avenue, 30th Floor
Attn: Mitchell D. Kaye		New York, NY 10017

KNOLL SPECIAL OPPORTUNITIES
FUND II MASTER FUND LTD.
EUROPA INTERNATIONAL, INC.

By:
Name: Fred Knoll
Title: Portfolio Manager
Address: c/o Knoll Capital Management
666 Fifth Avenue, Suite 3702
New York, NY 10103

BEACON COMPANY	ROSEBAY MEDICAL COMPANY, L.P.
By: Stanhope Gate Corp., its managing	By: Rosebay Medical Company, Inc., its
general partner	general partner

By:	/s/ Steven Meiklejohn	By:	Stephen A. Ives
Name: Steven Meiklejohn		Name: Stephen A. Ives
Title: Director		Title: Vice President

SERIES C HOLDERS:

LONGVIEW FUND, LP		LONGVIEW EQUITY FUND, LP

By:	/s/ Peter T. Benz	By:	/s/ Peter T. Benz
Name: Peter T. Benz		Name: Peter T. Benz
Title: Manager		Title: Manager
Address:		Address:

LONGVIEW INTERNATIONAL
EQUITY FUND, LP

By:	/s/ Peter T. Benz
Name: Peter T. Benz
Title: Manager
Address:

Agreed and accepted:

NOVELOS THERAPEUTICS, INC.

Dated: July 21, 2010

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

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Exhibit A
NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Warrant No. [_]	Original Issue Date: [ ], 2010

NOVELOS THERAPEUTICS, INC.

FORM OF WARRANT TO PURCHASE [    ] SHARES OF
COMMON STOCK, PAR VALUE $0.00001 PER SHARE

FOR VALUE RECEIVED, _______________________ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from NOVELOS THERAPEUTICS, INC. a Delaware corporation (“Corporation”), at any time not later than 5:00 P.M., Eastern time, on ________________, 2015 (the “Expiration Date”), at an exercise price per share equal to $[     ] (the exercise price in effect being herein called the “Warrant Price”), [    ] shares (“Warrant Shares”) of the Corporation’s Common Stock, par value $0.00001 per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  This Warrant is one of several Warrants of like tenor issued pursuant to that certain Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock of the Corporation dated July 6, 2010, as amended (the “Consent and Waiver”).

Section 1.       Registration.  The Corporation shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Corporation shall issue and register the Warrant in the name of the Warrantholder.

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Section 2.       Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act, or an exemption from such registration.  Subject to such restrictions, the Corporation shall transfer this Warrant from time to time upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Corporation, including, if required by the Corporation, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Corporation.  Notwithstanding the foregoing, the Warrantholder may sell, transfer, assign, pledge or otherwise dispose of the Warrant, in whole or in part, to any of its Associated Companies or any third party subject to, (i) compliance with all applicable securities laws and (ii) the delivery to the Corporation of such documentation to establish that such transfer is being made in accordance with the terms hereof, and as may be reasonably requested by the Corporation and necessary for the Corporation to obtain a legal opinion that such disposition may lawfully be made without registration under the Securities Act.  “Associated Company” means, as to Warrantholder, any person, firm, trust, partnership, corporation, company or other entity or combination thereof, which directly or indirectly (i) controls (ii) is controlled by or (iii) is under common control with Warrantholder.  The terms “control” and “controlled” mean ownership of 50% or more, including ownership by trusts with substantially the same beneficial interests, of the voting and equity rights of such person, firm, trust, partnership, corporation, company or other entity or combination thereof or the power to direct the management of such person, firm, trust, partnership, corporation, company or other entity or combination thereof.

Section 3.       Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Corporation during normal business hours on any Business Day at the Corporation’s principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof); provided that this Warrant shall not be exercisable at any time prior to the effectiveness of the Amendment (as defined in the Consent and Waiver).  The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.  If (1) a certificate representing the Warrant Shares is not delivered to the Warrantholder within three (3) Business Days of the due exercise of this Warrant by the Warrantholder and (2) prior to the time such certificate is received by the Warrantholder, the Warrantholder, or any third party on behalf of the Warrantholder or for the Warrantholder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares represented by such certificate (a “Buy-In”), then the Corporation shall pay in cash to the Warrantholder (for costs incurred either directly by such Warrantholder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Warrantholder as a result of the sale to which such Buy-In relates.  The Warrantholder shall provide the Corporation written notice indicating the amounts payable to the Warrantholder in respect of the Buy-In.

Section 4.       Compliance with the Securities Act of 1933. The Corporation may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Corporation is of the opinion as to any such security that such legend is unnecessary.

Section 5.       Payment of Taxes.  The Corporation will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Corporation shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation’s reasonable satisfaction that such tax has been paid.  The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.       Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Corporation shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Corporation.

Section 7.       Reservation of Common Stock.  Subject to Section 4 of the Consent and Waiver, the Corporation hereby represents and warrants that there have been reserved, and the Corporation shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, 100% of the number of shares issuable upon exercise of the rights of purchase represented by this Warrant.  The Corporation agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Corporation.

Section 8.       Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)    If the Corporation shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Corporation so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been fully exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)    If any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor, or sale, transfer or other disposition of all or substantially all of the Corporation’s assets to another corporation shall be effected, then, the Corporation shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.  The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant, at the last address of such holder appearing on the books of the Corporation, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)    In case the Corporation shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Company shall provide notice to the Warrantholder at least 10 days in advance of the fixing of such payment date and the Warrantholder may elect to exercise this Warrant in whole or in part prior to such payment date in accordance with Section 3 hereof.

(d)    For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)    In the event that, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Corporation other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9.       Fractional Interest.  The Corporation shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Corporation, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.     Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Corporation and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.

Section 11.     Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Corporation shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Corporation, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.     Identity of Transfer Agent.  The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Corporation’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Corporation will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.     Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Corporation’s books and records and, if to the Corporation, at the address as follows, or at such other address as the Warrantholder or the Corporation may designate by ten days’ advance written notice to the other:

If to the Corporation:

Novelos Therapeutics, Inc.
One Gateway Center, Suite 504
Newton, MA 02458
Attention:  Chief Executive Officer
Fax:  (617) 964-6331

With a copy to:

Foley Hoag LLP
Seaport World Trade Center West
155 Seaport Boulevard
Boston, MA 02210
Attn:  Paul Bork
Fax:  (617) 832-7000

Section 14.     Registration Rights.  The Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Consent and Waiver, and any subsequent holder hereof shall be entitled to such rights.

Section 15.     Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 16.     Governing Law.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  THE CORPORATION AND THE WARRANTHOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.     No Rights as Shareholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Corporation by virtue of its ownership of this Warrant.

Section 18.     Cashless Exercise.  If, at any time after the six-month anniversary of the Original Issue Date, there is no effective registration statement covering all or any part of the Warrant Shares filed under the Securities Act, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired upon exercise hereof, shares of Common Stock equal to the value of this Warrant or any portion hereof being exercised pursuant to this Section 18 by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed, at the office of the Corporation.  Thereupon, and in no event later than three (3) Business Days after the Corporation’s receipt of the Net Issue Election Notice, the Corporation shall issue to the Warrantholder certificate(s) for such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the formula immediately below.  The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

X = Y (A - B)
       A
where

X =           the number of shares of Common Stock to be issued to the Warrantholder upon exercise of this Warrant pursuant to this Section 18;

Y =           the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A =           the Market Price of one share of Common Stock as at the time the net issue election is made; and

B =           the Warrant Price in effect under this Warrant at the time the net issue election is made.

The Warrant Shares issued pursuant to this Section 18 shall be deemed to be issued to the exercising holder or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which the Net Issue Election Notice shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation) to the Corporation.  Notwithstanding the foregoing, this Warrant shall not be exercisable at any time prior to the effectiveness of the Amendment (as defined in the Consent and Waiver).

“Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (b) if the Common Stock is then included in the OTC Bulletin Board (the “OTCBB”), the Market Price shall be the closing sale price of one share of Common Stock on the OTCBB on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the OTCBB as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded, (c) if the Common Stock is then included in the “pink sheets,” the Market Price shall be the closing sale price of one share of Common Stock on the “pink sheets” on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded.  The Board of Directors of the Corporation shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Board of Directors of the Corporation.

Section 19.      Restrictions on Exercise of Warrant.

(a) Notwithstanding anything herein to the contrary, in no event shall the Warrantholder be entitled to exercise any portion of the Warrant per Section 3 so held by such Warrantholder in excess of that portion upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by such Warrantholder and its Associated Companies (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised Warrant or portion thereof or the unexercised or unconverted portion of any other security of the Warrantholder subject to a limitation on exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of that portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Warrantholder and its Associated Companies of any amount greater than 4.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Warrantholder and its Associated Companies beneficially own more than 4.99% of the then outstanding shares of Common Stock).  The waiver by the Warrantholder of any limitation contained in an option or convertible security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 19(a) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 19(a), unless such waiver expressly states it is a waiver of the provisions of this Section 19(a).  For purposes of this Section 19(a), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.  The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation or immediately preceding a Change of Control of the Corporation.  For purposes of Sections 19(a) and 19(b), the term “Change of Control” shall mean (1) any sale, lease or other transfer of substantially all of the Corporation’s assets, in one or a series of transactions; (2) any merger, consolidation or similar business combination transaction, in which the Corporation is not the survivor or, if the Corporation is the survivor, then only if the holders of a majority of the Common Stock outstanding immediately before such transaction cease to own a majority of the Common Stock immediately after the transaction; (3) if one or a series of events, any change in the majority of the members of the Corporation’s Board of Directors (the “Board”), unless the replacement directors were nominated by the majority of the Board immediately preceding such change; and (4) if any person or entity (other than Purdue) shall acquire or become the “beneficial owner” (as that term is defined in Rule 13d-3 of the Exchange Act) of more than 50% of the Corporation’s outstanding stock.

(b)  Notwithstanding anything herein to the contrary, in no event shall the Warrantholder be entitled to exercise any portion of the Warrant per Section 3 so held by such Warrantholder in excess of that portion upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by such Warrantholder and its Associated Companies (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised Warrant or portion thereof or the unexercised or unconverted portion of any other security of the Warrantholder subject to a limitation on exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of that portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Warrantholder and its Associated Companies of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Warrantholder and its Associated Companies beneficially own more than 9.99% of the then outstanding shares of Common Stock).  The waiver by the Warrantholder of any limitation contained in an option or convertible security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 19(b) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 19(b), unless such waiver expressly states it is a waiver of the provisions of this Section 19(b).  For purposes of this Section 19(b), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.  The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation or immediately preceding a Change of Control of the Corporation.

Section 20.     Amendments.  This Warrant shall not be amended without the prior written consent of the Corporation and the Warrantholder.

Section 21.     Section Headings.  The section headings in this Warrant are for the convenience of the Corporation and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed, as of the [     ] day of [   ], 2010.

NOVELOS THERAPEUTICS, INC.

By:
Name:	Harry S. Palmin
Title:	President and CEO

APPENDIX A
NOVELOS THERAPEUTICS, INC.
WARRANT EXERCISE FORM

To: NOVELOS THERAPEUTICS, INC.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by

❑              certified mail to the above address, or
❑              electronically (provide DWAC Instructions:___________________), or
❑              other (specify: __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with
the name of the registered holder as written	Signature:______________________
on the first page of the Warrant in every	______________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	______________________________
______________________________
Address
______________________________
Federal Identification or
Social Security No.

Assignee:
_______________________________
_______________________________
_______________________________

APPENDIX B
NOVELOS THERAPEUTICS, INC.
NET ISSUE ELECTION NOTICE

To: NOVELOS THERAPEUTICS, INC.

Date:_________________________

The undersigned hereby elects under Section 18 of the Warrant to surrender the right to purchase ____________ shares of Common Stock pursuant to this Warrant and hereby requests the issuance of _____________ shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address